UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2008 (February 28, 2008)

MOODY’S CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-14037	13-3998945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 World Trade Center at 250 Greenwich Street

New York, New York 10007

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 553-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Change in Registrant’s Independent Registered Public Accounting Firm.

(a) Former independent registered public accounting firm

On February 28, 2008, the Board of Directors of the Moody’s Corporation (the “Company”) approved the recommendation of the Audit Committee of the Company’s Board of Directors to dismiss PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Company and the Profit Participation Plan of Moody’s Corporation (the “Plan”) for the fiscal year ending December 31, 2008 and for the fiscal year ended December 31, 2007, respectively.

The reports of PwC on the Company’s consolidated financial statements for the fiscal years ended December 31, 2007 and 2006 and the Plan’s financial statements for the fiscal years ended December 31, 2006 and 2005, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the fiscal years ended December 31, 2007 and 2006 for the Company and during the fiscal years ended December 31, 2006 and 2005 for the Plan, and through February 28, 2008 for both the Company and the Plan, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in their reports on the financial statements of the Company and the Plan for such years. During the fiscal years ended December 31, 2007 and 2006 for the Company and during the fiscal years ended December 31, 2006 and 2005 for the Plan, and through February 28, 2008 for both the Company and the Plan, there have been no “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided PwC with a copy of the above disclosures and requested that PwC furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of PwC’s letter, dated March 5, 2008 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New independent registered public accounting firm

On February 28, 2008, the Board of Directors of the Company approved the recommendation of the Audit Committee of the Company’s Board of Directors to appoint KPMG LLP (“KPMG”) as the independent registered public accounting firm for the Company and the Plan for the year ending December 31, 2008 and for the year ended December 31, 2007, respectively. The decision to select KPMG was the result of a competitive process conducted by the Company in the ordinary course of business.

During the fiscal years ended December 31, 2007 and 2006 for the Company and during the fiscal years ended December 31, 2006 and 2005 for the Plan, and through February 28, 2008 for both the Company and the Plan, KPMG was not consulted by the Company or the Plan regarding (1) the application of accounting principles to any completed or proposed transaction, (2) the type of audit opinion that might be rendered on the Company’s or the Plan’s financial statements for such years, or (3) any other accounting, auditing, or financial reporting matter described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated March 5, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY’S CORPORATION

&

PROFIT PARTICIPATION PLAN OF MOODY’S CORPORATION

By:	/s/ John J. Goggins
John J. Goggins
Senior Vice President and General Counsel

Date: March 5, 2008

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated March 5, 2008.